SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    __________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      December 10, 2002
                                                   -----------------------------


                            HERSHEY FOODS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                 1-183                    23-0691590
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
        of incorporation)            File Number)          Identification No.)


         100 Crystal A Drive, Hershey, Pennsylvania                        17033
--------------------------------------------------------------------------------
      (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:      (717) 534-6799
                                                     ---------------------------








                                Page 1 of 3 Pages
                             Exhibit Index - Page 3


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                      INFORMATION TO BE INCLUDED IN REPORT


 Item 9.  Regulation FD Disclosure
 ---------------------------------

         On December 10, 2002, Hershey Foods Corporation (the "Company") announced that Wynn A. Willard, Senior Vice President, Chief Marketing Officer, has decided to leave the Company effective December 31, 2002. A copy of the Company's press release announcing Mr. Willard's departure is furnished herewith as Exhibit 99.











                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 10, 2002


                             HERSHEY FOODS CORPORATION



                             By   /s/ Frank Cerminara
                                  ------------------------------------
                                  Frank Cerminara
                                  Senior Vice President, Chief Financial Officer





                                Page 2 of 3 Pages
                             Exhibit Index - Page 3


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                                  Exhibit Index


Exhibit No.           Description
-----------           -----------

   99 Press release dated December 10, 2002 announcing that Wynn A. Willard, Senior Vice President, Chief Marketing Officer, has decided to leave the Company effective December 31, 2002.
































                                Page 3 of 3 Pages
                             Exhibit Index - Page 3



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